SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 16, 2004

                       GLOBAL PAYMENT TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                      0-25148                 11-2974651
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(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation)                                               Identification No.)



425B Oser Avenue, Hauppaugue, New York                                  11788
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(Address of Principal Executive Offices)                              (Zip Code)


(Registrant's telephone number, including area code):   (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.


          On March 16, 2004, the registrant granted to Laurus Master Fund, Ltd. a first priority security interest in the registrant's assets to secure the registrant's obligations under a Secured Convertible Term Note (the "Term Note"), a Secured Convertible Minimum Borrowing Note (the "Minimum Borrowing Note") and a Secured Revolving Note (the "Revolving Note", and together with the Term Note and the Minimum Borrowing Note, the "Notes") pursuant to separate Security Agreements dated March 16, 2004 between the registrant and Laurus. The Term Note is in the principal amount of $1,500,000, and requires scheduled monthly payments of $25,000 from July 2004 through March 2005, $45,000 from April 2005 though September 2005 and $55,833 from October 2005 through March 2007. It was issued pursuant to a Securities Purchase Agreement, dated March 16, 2004, by and between the registrant and Laurus. The Minimum Borrowing Note and the Revolving Note issued to Laurus pursuant to a Security Agreement established a convertible line of credit with Laurus in the aggregate principal amount of $2,500,000. The Notes each bear interest at the prime rate plus 1.5% with a minimum interest rate equal to six percent (6.0%) per annum, have a term of three (3) years and are convertible into shares of the registrant's common stock at a fixed conversion price of $4.26 per share. Interest on the Notes is payable at the option of Laurus in cash or shares of common stock. Additionally, the registrant issued a Common Stock Purchase Warrant to Laurus to purchase 200,000 shares of the registrant's common stock at exercise prices ranging between $4.87 and $5.68 per share. The Laurus may exercise the warrant through March 15, 2011.

          The registrant is obligated to register for resale the shares of common stock issuable upon conversion of the Term Note and the Minimum Borrowing Note and upon exercise of the warrant pursuant to Registration Rights Agreements dated March 16, 2004 between the registrant and Laurus.

          The descriptions of the Securities Purchase Agreement, the Secured Convertible Term Note, the Minimum Borrowing Note, the Secured Revolving Note, the Common Stock Purchase Warrant, the Registration Rights Agreements and the Security Agreements set forth above are qualified in their entirety by reference to the actual agreements which are attached as exhibits hereto and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.


(c)       Exhibits:

Exhibit Number                      Description
--------------                      -----------

4.1 Securities Purchase Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.2                                 Secured Convertible Term Note dated
                                    March 16, 2004 issued to Laurus.

4.3                                 Common Stock Purchase Warrant dated
                                    March 16, 2004 issued to Laurus.

4.4 Registration Rights Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.5 Security Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.6 Security Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.7 Secured Convertible Minimum Borrowing Note dated March 16, 2004 issued to Laurus.

4.8                                 Secured Revolving Note dated March 16,
                                    2004 issued to Laurus.

4.9 Registration Rights Agreement dated March 16, 2004 by and between the registrant and Laurus.

99.1                                Press Release of the registrant dated
                                    March 18, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 18, 2004                     GLOBAL PAYMENT TECHNOLOGIES, INC.


                                            By:      /s/ Thomas McNeill
                                               ---------------------------------
                                               Name:  Thomas McNeill
                                               Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                              Description
-------                             -----------

4.1 Securities Purchase Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.2                                 Secured Convertible Term Note dated
                                    March 16, 2004 issued to Laurus.

4.3                                 Common Stock Purchase Warrant dated
                                    March 16, 2004 issued to Laurus.

4.4 Registration Rights Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.5 Security Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.6 Security Agreement dated March 16, 2004 by and between the registrant and Laurus.

4.7 Secured Convertible Minimum Borrowing Note dated March 16, 2004 issued to Laurus.

4.8                                 Secured Revolving Note dated March 16,
                                    2004 issued to Laurus.

4.9 Registration Rights Agreement dated March 16, 2004 by and between the registrant and Laurus.

99.1                                Press Release of the registrant dated
                                    March 18, 2004.